Exhibit 99.2

Altair Announces Pricing of Offering of $200 Million of Convertible Senior Notes

TROY, Mich., June 10, 2022 /PRNewswire/ — Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence, today announced the pricing of $200 million aggregate principal amount of Convertible Senior Notes due 2027 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Altair also granted the initial purchaser of the notes a 13-day option to purchase up to an additional $30 million aggregate principal amount of notes. The sale of the notes to the initial purchaser is expected to settle on June 14, 2022, subject to customary closing conditions, and is expected to result in approximately $194.6 million (or approximately $223.9 million if the initial purchaser exercises its option to purchase additional notes in full) in net proceeds to Altair after deducting the initial purchaser’s discounts and commissions and estimated offering expenses payable by Altair.

The notes will be senior, unsecured obligations of Altair. The notes will bear interest at a rate of 1.750% per year, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2022. The notes will mature on June 15, 2027 unless earlier repurchased, redeemed or converted. Altair may not redeem the notes prior to June 20, 2025. Altair may redeem for cash all or, subject to certain limitations, any portion of the notes, at its option, on or after June 20, 2025 if the last reported sale price of Altair’s Class A Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Altair provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The notes will be convertible at an initial conversion rate of 13.9505 shares of Altair’s Class A Common Stock, per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $71.68 per share, which represents a conversion premium of approximately 30.0% to the last reported sale price of $55.14 per share of Altair’s Class A Common Stock on the Nasdaq Global Select Market on June 9, 2022).

Prior to the close of business on the business day immediately preceding December 15, 2026, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after December 15, 2026 until the close of business on the business day immediately preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Upon conversion, Altair will satisfy its conversion obligation by paying and/or delivering, as the case may be, cash, shares of its Class A Common Stock or a combination of cash and shares of its Class A Common Stock, at Altair’s election.

Altair intends to use approximately $192.4 million of the net proceeds from the offering to repurchase approximately $148.2 million aggregate principal amount of Altair’s 0.250% Convertible Senior Notes due 2024 (the “2024 notes”) in the repurchase transactions described below and to use the remainder of the net proceeds for working capital and other general corporate purposes, which may include potential acquisitions and strategic transactions as well as repurchases of its Class A Common Stock. From time to time, Altair evaluates potential acquisitions and strategic transactions of businesses, technologies, or products. However, Altair has not designated any specific uses and has no current agreements with respect to any material acquisition or strategic transaction. Altair’s intentions with respect to its use of such net proceeds are subject to change.

Contemporaneously with the pricing of the notes, Altair entered into separate privately negotiated transactions (each, a “2024 note repurchase”) with certain holders of the 2024 notes to repurchase approximately $148.2 million aggregate principal amount of the 2024 notes for an aggregate of approximately $192.4 million of cash.

Altair expects that certain holders of 2024 notes that agreed to sell their 2024 notes in negotiated transactions with Altair, will, concurrently with or shortly after the pricing of the notes, enter into or unwind various derivatives with respect to Altair’s Class A Common Stock and/or purchase shares of Altair’s Class A Common Stock in the market. The amount of Altair’s Class A Common Stock that such holders purchase may be substantial in relation to the historic average daily trading volume of Altair’s Class A Common Stock. In addition, Altair expects that certain purchasers of the notes may establish a short position with respect to Altair’s Class A Common Stock by short selling Altair’s Class A Common Stock or by entering into short derivative positions with respect to Altair’s Class A Common Stock, in each case, in connection with the offering.

The net effect of the above market activities by holders of the 2024 notes and purchasers of the notes could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Altair’s Class A Common Stock and/or the notes and may have affected the initial conversion price of the notes. Altair cannot predict the magnitude of such market activity or the overall effect it will have on the market price of the notes or Altair’s Class A Common Stock or the effect such market activity had on the initial conversion price of the notes.

The notes were only offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of Altair’s Class A Common Stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Altair (Nasdaq: ALTR)

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics, and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, whether Altair will issue the notes; the anticipated use of the net proceeds of the offering; expectations regarding the effect of the repurchases of the 2024 notes; and whether any repurchases of the 2024 notes will close. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in Altair’s forward-looking statements due to a number of factors, including, but not limited to, whether Altair will consummate the offering, whether Altair will consummate the anticipated 2024 note repurchases, and the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by Altair from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. Altair anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media contacts

Altair

Dave Simon

248-614-2400 ext. 332

dls@altair.com

Altair Investor Relations

The Blueshirt Group

Monica Gould

+1.212.871.3927

ir@altair.com